                                                                   EXHIBIT 99(a)

            SECTION 906 CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER


         I, Timothy W. Byrne, Chief Executive Officer of United States Lime & Minerals, Inc. (the "Company"), hereby certify that, to my knowledge:


         (1) The Company's periodic report on Form 10-Q for the quarterly period ended September 30, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and


         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:      November 6, 2002                         /s/ Timothy W. Byrne
                                                     ---------------------------
                                                     Timothy W. Byrne